Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Motorsport Games Inc. (the “Company”) for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Stephen Hood, Chief Executive Officer of the Company, and Jason Potter, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2023	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer
(Principal Executive Officer)

Date: November 7, 2023	/s/ Jason Potter
Jason Potter
Chief Financial Officer
(Principal Financial and Accounting Officer)